UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2007 (May 31, 2007)

XFONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 333-67232

11-3618510
(I.R.S. Employer Identification Number)

2506 Lakeland Drive, Suite 100
Flowood, MS  39232
(Address of principal executive offices) (Zip Code)

601-983-3800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Settlement Agreement and Release

On May 31, 2007, Xfone, Inc. (the “Registrant”), its subsidiary, Xfone USA, Inc. (“Xfone USA”) and Embarq Logistics, Inc. ("Embarq") entered into a Settlement Agreement and Release relating to the settlement of disputes between Xfone USA and Embarq that arose in connection with Embarq’s installation of certain collocation facilities in Mississippi for Xfone USA (the "Settlement Agreement").  The Settlement Agreement is attached hereto as Exhibit 10.101 and incorporated herein by reference.

Pursuant to the Settlement Agreement, Xfone USA agreed to pay Embarq a total of $830,000.00 to resolve all claims and disputes associated with or related to performance of and payment for the collocation work, paid as follows:
(i) $415,004.00 was paid upon execution of the Settlement Agreement, and (ii) $414,996.00 is payable by Xfone USA pursuant to a promissory note executed simultaneously with the Settlement Agreement (the “Note”), which is discussed further below.

The Settlement Agreement also provides for mutual releases between the Registrant/Xfone USA and Embarq from all claims, liabilities and causes of action, of any kind and nature, in connection with the collocation work.  These releases will remain in effect notwithstanding the discovery of or existence of additional or different facts that become known to the parties after the date of the Settlement Agreement.

Promissory Note

Under the terms of the Note, the principal amount of $414,996.00 is payable in six consecutive monthly installments of $69,166.00 each, beginning on June 30, 2007 through November 30, 2007.  The Note is attached hereto as Exhibit 10.102 and incorporated herein by reference.

Under the terms of the Note, Xfone USA may prepay the Note, in whole or in part, at any time, with no premium or penalty.  In the event that Xfone USA defaults on any of its obligations under the Note, and such default is not cured within 10 business days, Embarq may, at its option, have all principal then outstanding bear interest at a rate of 18% per year as long as the event of default continues, and/or declare all sums outstanding or owing, including interest, immediately due and payable without presentment, demand or notice of any kind.  Xfone USA will also be required to pay upon Embarq’s demand reasonable outside attorneys’ fees incurred by Embarq in connection with any such default.

Parent Guarantee

In addition, the Registrant and Embarq entered into a Parent Guarantee, in which the Registrant guaranteed payment of the settlement amount of $830,000 and performance by Xfone USA, its subsidiary, under the Settlement Agreement and the Note (the “Guarantee”).  The Guarantee is attached hereto as Exhibit 10.103 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.101	Settlement Agreement and Release dated May 31, 2007, by and among Embarq Logistics, Inc, Xfone USA, Inc. and the Registrant.
10.102	Promissory Note dated May 31, 2007, by Xfone USA, Inc.
10.103	Parent Guarantee dated as of May 31, 2007 by the Registrant in favor of Embarq Logistics, Inc

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xfone, Inc.

Date: May 31, 2007	By:	/s/ Guy Nissenson
President, Chief Executive Officer, Chief Financial Officer, and Director

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.101	Settlement Agreement and Release dated May 31, 2007, by and among Embarq Logistics, Inc, Xfone USA, Inc. and the Registrant.
10.102	Promissory Note dated May 31, 2007, by Xfone USA, Inc.
10.103	Parent Guarantee dated as of May 31, 2007 by the Registrant in favor of Embarq Logistics, Inc